_______________________________________

                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600
             _______________________________________

                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 11:00 AM,
                       ON JANUARY 30, 2001

To the Stockholders of Dynasil Corporation of America:

The 2001 annual meeting of stockholders of Dynasil Corporation of America (the "Company"), a New Jersey corporation, will be held at the corporate headquarters of the Company located at 385 Cooper Road, West Berlin, NJ, 08091 on January 30, 2001 beginning at 11:00 A.M. local time. At the meeting, stockholders will act upon the following matters:

(1)  Election of six (6) Directors, each for a term of one year;

(2) Approval of an amendment to the 1999 Stock Incentive Plan as amended July 25, 2000 (the "Plan") to increase in the total number of shares of Company common stock that may be issued under the Plan from 450,000 to 900,000

(3) Ratification of appointment of Haefele, Flanagan & Co., p.c., as the Company's independent accountants for fiscal 2001; and

(4) Any other matters that properly come before the meeting.

Stockholders of record at the close of business on November 30, 2000 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the board of directors of the Company

Stockholders (Whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and return promptly the accompanying proxy in the enclosed self addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

                                   By order of the Board of
Directors:

                                   ______________________________
                                   Charles J. Searock Jr.,
Corporate Secretary

December 29, 2000
West Berlin, New Jersey




                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600

                 ______________________________
                         PROXY STATEMENT
                 ______________________________

This Proxy Statement contains information related to the annual meeting of stockholders of Dynasil Corporation of America (the "Company"), to be held on Tuesday, January 30, 2001 at 11:00 A.M., local time, at the corporate headquarters of the Company, 385 Cooper Road, West Berlin, New Jersey, and at any adjournment or adjournments thereof.

                       ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, an increase in the shares authorized for issuance under the 1999 Stock Incentive Plan from 450,000 shares to 900,000 shares, and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, November 30, 2000 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,356,766 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     .    for election of the nominated slate of directors (see page
          14); and
     . for the approval of an additional 450,000 shares to be added to the 1999 Stock Incentive Plan as amended July 25, 2000 (see page 9); and
     .    for ratification of the appointment of Haefele Flanagan &
          Co., p.c., as the Company's independent auditors (see page 9).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                        STOCK OWNERSHIP

Who are the largest owners of the company's stock?

James Saltzman, Chairman of the Board of Directors of the Company, owns or controls 27.26% of the outstanding shares of common stock of the Company; and Robert Lear, a director of the Company, owns or controls 7.45% of the outstanding shares of common stock of the Company. See the table below.

How much stock do the company's directors and executive officers own?

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of November 30, 2000 by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:



Title     Name and Address             No. of Shares and   Percent
 of       of Beneficial Owner          nature of            of
Class                                  Beneficial          Class
                                       Ownership(1)


Common    James Saltzman (2)           646,985             27.26%

Common    Gen. Charles J. Searock,      83,499              3.53%
          Jr.(USAF Ret)(3)

Common    Jan Melles (4)                56,500              2.52%

Common    Nathan Schwartz (5)           51,394              2.15%

Common    Dr. Peter P. Bihuniak (6)     19,000              0.80%

Common    Robert Lear (7)              176,236              7.45%

Common    John Kane (8)                 15,425              0.65%

Common    Bruce Leonetti                10,300              0.44%


All Officers and Directors as a      1,062,339             43.21%
Group

__________
(1) The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised within 60 days. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of share of common stock owned by any other stockholders. The number of shares outstanding on November 30, 2000 was 2,356,766.

(2) Includes options to purchase 7,500 shares of the Company's common stock at $1.00 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share; also includes 609,615 shares owned by Saltzman Partners.

(3)  Includes  options to purchase 3,000 shares of the  Company's common  stock  at $1.17 per share and options to  purchase  3,000 shares of the Company's common stock at $.56 per share.

(4) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share.

(5) Includes options to purchase 20,000 shares of the Company's common stock at $1.50 per share, options to purchase 5,000 shares of the Company's common stock at $1.50 per share, options to purchase 3,000 shares of the Company's common stock at $4.25 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share.

(6) Includes options to purchase 10,000 shares of the Company's common stock at $3.00 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share.

(7) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share; also includes 167,236 shares owned by Penn Independent Corporation, for which Mr. Lear disclaims beneficial ownership.

(8) Includes options to purchase 5,500 shares of the Company's common stock at $2.65 per share.


                             ITEM 1

                      ELECTION OF DIRECTORS

Six (6) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

                                       Positions(s)
Name                           Age     With the Company       Director Since
-----                          ---     -----------------      --------------
Mr. James Saltzman             56      Chairman of the Board       1998

Gen. Charles J. Searock, Jr.   64      CEO, Director,Secretary     1996

Mr. Jan Melles                 60      Director                    1996

Mr. Nathan Schwartz            39      Director                    1996

Dr. Peter P. Bihuniak          51      Director                    1997

Mr. Robert Lear                55      Director                    1998


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED HEREIN.

Business Experience of the Directors

     James Saltzman, Chairman, 56, has been a member of the Board since February 1998. Saltzman Partners, L.P., an investment firm of which Mr. Saltzman is a limited partner and a special general partner and from 1982 until July 2000 was managing general partner, owns 609,615 shares of Dynasil common stock. From January 1997 to June 2000, Mr. Saltzman served as Vice Chairman of the Board and a director of Madison Monroe, Inc., a private company engaged in investments. He served as a director of Xyvision, Inc., a publicly held company that develops, markets, integrates and supports content management and publishing software, since 1992, and was Chairman of the Board of such company from February 1994 to February 1995. In the matter of Securities and Exchange Commission v. James S. Saltzman, Civil Action No. 00-CV-2468 in the United States District Court for the Eastern District of Pennsylvania, the Court entered Order of Preliminary Injunction, pending final determination of the action on the merits, to which Mr. Saltzman consented without admitting or denying the allegations of the complaint, and without waiver of any rights or defenses or the ability to challenge any request for relief. The preliminary injunction arises out of the SEC's complaint which alleges improprieties by Mr. Saltzman with respect to approximately $1.78 million of partnership funds loaned to Mr. Saltzman from Saltzman Partners, L.P., during the period when Mr. Saltzman was managing general partner of Saltzman Partners, L.P. The preliminary injunction, in part, enjoins Mr. Saltzman from violations of the anti-fraud provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Advisor's Act.

     Lt. General Charles J. Searock, Jr. (USAF Ret), 64, has been a director of the Corporation since February 1996, was President of the Corporation from 1996 to December 1, 2000, and currently serves as CEO and Secretary. General Searock retired from the United States Air Force in 1993 after 37 years of active duty, having received numerous military decorations. From 1993 to 1996, prior to joining Dynasil, he was executive Vice President of Aero Development Corporation. General Searock earned a BA in General Education from the University of Nebraska in 1962, and a Masters degree in Management from Central Michigan University in 1975.

     John Kane, 49, President, Treasurer and Chief Financial Officer, has been with Dynasil Corporation since January 1997. Prior to joining the Company he spent three years as an independent financial consultant, primarily engaged in the design and implementation of accounting systems. He was the Chief Financial Officer of Delaware River Stevedores, Inc. from 1985 to 1993. Mr. Kane earned a B.B.A in accounting from Temple University in 1975, and is a certified public accountant.

     Jan Melles, 60, has been a member of the Board of Directors of the Company since February 1996. Since 1991, Mr. Melles has been President and sole shareholder of Photonics Investments, bv, which is engaged in investments in, and mergers and acquisitions of, photonics companies. From 1988 to 1992, he served as Chief Executive Officer of Melles Griot, Inc., a division of J. Bibby & Sons, PLC. Mr. Melles co?founded Melles Griot, Inc. in 1969 and sold it to J. Bibby & Sons, PLC in 1988. Mr. Melles also serves as a director of Gooch and Housego, PLC, a publicly held company. Mr. Melles received a B.S. in electrical engineering from the Higher Maritime College in Amsterdam, The Netherlands, in 1961.

     Nathan Schwartz, 39, has been a member of the Board since February 1996. He is an attorney and financial advisor, providing legal and financial advice to numerous financial service clients since 1992. Mr. Schwartz earned a B.A. in History from Kenyon College in 1982, an M.B.A. in Public/Private Management from Columbia University in 1986, and a J.D. from the University of Pittsburgh in 1989.

     Dr. Peter P. Bihuniak, 51, has been a member of the Board since February 1997. He has held his current position of Vice President of Technology for BPSolar since 1998. From 1995 to
1997, he served as Director of Research and Development of Pilkington, Libbey-Owens-Ford in Toledo, Ohio, directing invention and development efforts for high performance flat glass. From 1988 to 1995, Dr. Bihuniak served in various positions with PPG Industries, Inc., one of the major producers of flat and fabricated flat glass products, serving most recently as General Manager, Flat Glass Specialty Products Division. Prior to that, he was with General Electric, Lighting Products where he was responsible for Materials Technology. He began his career with Corning where he held a number of technical and technology management positions in various specialty materials, including synthetic silicas and optical wave-guides. He received his B.S, Summa cum Laude from Rutgers University, his M.S. from the University of California at Berkeley and his PhD from Alfred University.

     Robert  Lear,  55,  has been a member  of  the  Board  since
February 1998. He is President and CEO of Penn Independent Corporation, an Insurance Holding Company. He has held that position since September 1996 and previously served as Executive Vice President-Finance and Chief Financial Officer of that company for more than seven years. He was Vice President-Finance and Chief Financial Officer of Penn-America Group, Inc. from its formation in July 1993 until March 1995, and still serves Penn-America Group, Inc. as a director. Prior to joining Penn Independent, Mr. Lear had over 15 years of public accounting experience, specializing in the insurance industry. Mr. Lear is a certified public accountant.

     Bruce Leonetti, 46, Vice President - Sales and Marketing has been with Dynasil Corporation since January 1999. He was previously with the Company for 14 years prior to 1993 when he left for a position as a development officer with the University of Pennsylvania.

The Board held four regularly scheduled meetings in fiscal 2000. All current directors attended at least 75% of the Board and committee meetings held during fiscal year 2000 with the exception of Nathan Schwartz, who attended two Board meetings and all regularly scheduled compensation committee meetings

How are directors compensated?

     Directors Compensation. Effective January 2001 the members of the Board will receive the following cash compensation for serving on the Board: Chairman of the Board, $2,500 per month, all other non-employee directors, $1,000 per month. This is in addition to all reasonable expenses incurred in attending meetings.

What committees has the Board established?

     Compensation Committee. The Compensation Committee is responsible for negotiating and approving salaries and employment agreements with officers of the Company. The committee consists of Messrs. Saltzman, Lear, Bihuniak and Schwartz.

     Nominating Committee.   The Nominating Committee is
responsible to nominate, for election at the annual shareholders meeting, a slate of board members. The committee consists of Messrs. Saltzman, Bihuniak, Lear and Schwartz.

     Audit Committee. The Audit Committee consists of Messrs. Melles and Lear. The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

     The Audit Committee is composed of outside directors who are not officers or employees of Dynasil. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.


                     EXECUTIVE COMPENSATION

The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of September 30, 2000 for services rendered to the Company during each of the last three fiscal years.

                           Summary Compensation Table


                                                                      Long Term Compensation
                                                                      ----------------------
                                  Annual Compensation                          Awards             Payouts
                                  -------------------                          ------             -------
                                                       Other                         Securities    Long-
Name and                                               Annual       Restricted       Underlying    Term      All other
Principle                                              Compen-        Stock            Options    Incentive   compen-
Position       Year     Salary ($)     Bonus ($)      sation ($)     Awards ($)          ($)      Plans ($)  sation ($)
---------      ----     ----------     ---------      ----------    -----------       ---------   ---------  ----------
Charles J. *   2000       147,116
Searock,       1999      122,703
President,     1998      124,797
CEO



John       *   2000     100,327
Kane,          1999      83,339                                        2,625
Secretary,     1998      88,289          1,118                         6,000
Treasurer,
CFO


Bruce          2000      90,712
Leonetti,      1999      65,042
VP

_________
*Effective December 1, 2000, Charles J. Searock relinquished the position of President, and John Kane assumed such position.

Employment Agreements

     The three-year employment agreement with Gen. Charles J. Searock, Jr. (Ret.), Chief Executive Officer and Secretary, which commenced on December 1, 1996 was renewed for an additional one-year term on December 1, 1999, and extended until July 31, 2001. Under the employment agreement, as amended pursuant to the extension, Gen. Searock has agreed to work for us full time as CEO, and receives an annual base salary of $125,000. Gen. Searock's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains three-year non-competition provisions that prohibit him from competing with us. John Kane will assume the position of CEO on August 1, 2001, and it is anticipated that Gen. Searock will retire at the end of the current term.

     The current employment agreement with John Kane, President, Chief Financial Officer and Treasurer, commenced on December 1, 2000 and will continue for a three-year period, after which the agreement will automatically renew for one-year terms, unless terminated by either party upon ninety days written notice prior to the end of any term, or for cause. Under the employment agreement, Mr. Kane has agreed to work for us full time, and receives an annual base salary of $110,000. Mr. Kane's agreement also provides for performance bonuses, and an additional annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains eighteen-month non-competition provisions that prohibit him from competing with us. Mr. Kane has also agreed to assume the position of CEO on August 1, 2001, at no additional consideration.

     We have also entered into an employment agreement with Bruce Leonetti, Vice President of Marketing and Sales, which commenced on January 1, 1999 and will continue for a three-year period, unless terminated for cause. Under the employment agreement, Mr. Leonetti has agreed to work for us full time, and receives an annual base salary of $89,000, with commissions based on the gross dollar amount of product shipped. Mr. Leonetti's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains twenty-four month non-competition provisions that prohibit him from competing with us. In addition, the agreement provides that if Mr. Leonetti is terminated without cause, he will receive a severance consideration of three months' salary.

Option Grants in Last Fiscal Year

The following table sets forth information concerning options granted to the executives named in the Summary Compensation Table above during the year ended September 30, 2000.

                                  Individual Grants                 Potential Realizable
                                  ------------------                --------------------
               Number of      % of Total                            Value at Assumed
               Securities     Options        Exercise               Annual Rates of Stock
               Underlying     Granted to     or Base                Price Appreciation
               Options        Employees in   Price     Expiration   for Option Term
Name           Granted (#)    Fiscal Year     ($/Sh)   Date            5%        10%
-----          ------------   -------------  --------- -----------  ---------   --------
Charles J.
Searock        3,000          100%           $0.56     1/26/2005       $ 0       $0



Aggregated Option Exercises in Last Fiscal Year and Year End
Option Values

The following table sets forth information concerning option exercises during the last fiscal year and outstanding options held as of September 30, 2000 by the executive named in the Summary Compensation Table above.


                                   Number of Securities     Value of Unexercised
                                       Underlying           In-the-Money
                                   Unexercised Options at      Options at
                                     Fiscal Year End (#)    Fiscal Year end ($)
               Shares              ----------------------   --------------------
               Acquired on       Value         Exercisable/    Exercisable/
Name           Exercise (#)    Realized ($)   Unexercisable   Unexercisable
-----          ------------    ------------   --------------  -------------
Charles J.
Searock           -----          -----        6,000 /  0         $0  / $0

John Kane         -----          -----        5,500 /  0         $0  / $0



                             ITEM 2

             APPROVAL OF ADDITIONAL OPTIONS TO PLAN

   The Company seeks shareholder approval of an amendment to the 1999 Stock Option Plan (the "Plan Amendment"). The Plan Amendment consists of a changes to the Stock Option Plan, which change was recommended by the Board of Directors in November 2000, to increase the total number of shares of Company Common Stock that may be issued under the Plan from 450,000 to 900,000. As of September 30, 2000, a no shares of Company Common Stock have been issued pursuant to the exercise of stock options awarded under the Plan. In addition, as of September 30, 2000, a total of 126,977 stock options were outstanding.

The Board of Directors recommends that shareholders vote "FOR" the approval of the Plan Amendment.

                             ITEM 3

       RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS

The Company has appointed Haefele, Flanagan & Company. as the Company's independent accountants for the fiscal year ending September 30, 2001. Services provided to the Company by Haefele, Flanagan & Company in fiscal year 2000 included the examination of the Company's consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

Representatives of Haefele, Flanagan & Co. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors Recommends a Vote "For" Ratification of
The Appointment of Haefele, Flanagan & Company as The Company's
Independent Accountants For Fiscal Year 2001


                          OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                     ADDITIONAL INFORMATION

     Stockholder Proposals for the 2002 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than August 23, 2001.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.



                                        By order of the Board of
Directors:


                                        /S/ Charles J. Searock, Jr.
                                        Charles J. Searock Jr.
                                        Corporate Secretary

December 29, 2000
West Berlin, New Jersey

PROXY FORM            DYNASIL CORPORATION OF AMERICA             PROXY FORM

       Annual Meeting of Stockholders - To Be Held February 1, 2000
                THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) JOHN KANE and JAMES SALTZMAN, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the 2000 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AND PROPOSALS.

Please date, sign exactly as your name appears on the form, and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.



Director Nominees:
(1)  Charles J. Searock, Jr., (2) Jan Melles,     (3) Nathan Schwartz,
(4) Dr. Peter P. Bihuniak,    (5) James Saltzman, (6) Robert Lear,

------------------------------------------------------------------------------

(1)  ELECTION OF DIRECTORS: Charles J. Searock, Jr., Jan Melles,
     Nathan Schwartz, Dr. Peter P. Bihuniak, James Saltzman, Robert Lear,


       FOR                 WITHHOLD          WITHHOLD authority to vote for the
  All nominees        Authority to vote       individual nominee(s) identified
  (except as marked     for all nominees        in the space provided below
to the contrary)

         [ ]                    [ ]         _________________________________

(2) To approve the addition of 450,000         FOR     AGAINST      ABSTAIN
    shares to the 1999 Stock Incentive        [  ]       [  ]         [   ]
    Plan as amended July 25, 2000

(3) To ratify the appointment of Haefele,      FOR     AGAINST      ABSTAIN
    Flanagan & Company as the  Company's      [  ]       [  ]         [   ]
    independent public accountants for
    the 2000 fiscal year

(4)  To transact such other business as
     may properly come before the
     meeting or any adjournments thereof      [  ]       [  ]         [   ]



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